FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries
June 30, 2006

              Financial Guaranty Insurance Company and Subsidiaries

                              Financial Statements


                                  June 30, 2006




                                    CONTENTS

Balance Sheets at June 30, 2006 (Unaudited) and December 31, 2005..................   1
Statements of Income for the Three Months and Six Months Ended June 30, 2006
  and 2005 (Unaudited).............................................................   2
Statements of Cash Flows for the Six Months Ended June 30, 2006
  and 2005 (Unaudited).............................................................   3
Notes to Financial Statements (Unaudited)..........................................   4


              Financial Guaranty Insurance Company and Subsidiaries

                                 Balance Sheets

                (Dollars in thousands, except per share amounts)

                                                              JUNE 30      DECEMBER 31
                                                               2006            2005
                                                          --------------------------------
                                                            (Unaudited)
ASSETS
Fixed maturity securities, available for sale, at fair
  value (amortized cost of  $3,473,103 in 2006 and
  $3,277,291 in 2005)                                     $   3,389,501     $3,258,738
Variable interest entity fixed maturity securities, held
  to maturity at amortized cost                                 750,000              -
Short-term investments                                          167,039        159,334
                                                          --------------------------------
Total investments                                             4,306,540      3,418,072
Cash and cash equivalents                                        89,630         45,077
Accrued investment income                                        47,306         42,576
Reinsurance recoverable on losses                                 2,288          3,271
Prepaid reinsurance premiums                                    126,850        110,636
Deferred policy acquisition costs                                79,873         63,330
Receivable from related parties                                   2,306          9,539
Property and equipment, net of accumulated depreciation
  of $1,451 in 2006 and  $885 in 2005                             2,785          3,092
Prepaid expenses and other assets                                19,442         10,354
Federal income taxes                                                  -          2,158
                                                          --------------------------------
Total assets                                              $   4,677,020     $3,708,105
                                                          ================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Unearned premiums                                       $  1,303,301     $1,201,163
   Losses and loss adjustment expenses                           48,300         54,812
   Ceded reinsurance balances payable                            19,613          1,615
   Accounts payable and accrued expenses and other
     liabilities                                                 29,931         36,359
   Payable for securities purchased                              20,381              -
   Capital lease obligations                                      3,603          4,262
   Dividend payable to FGIC Corp.                                10,000              -
   Variable interest entity floating rate notes                 750,000              -
   Accrued investment income - variable interest entity             913              -
   Federal income taxes payable                                  15,528              -
   Deferred income taxes                                         27,662         42,463
                                                          --------------------------------
Total liabilities                                             2,229,232      1,340,674
                                                          --------------------------------

Stockholder's equity:
  Common stock, par value $1,500 per share; 10,000 shares
    authorized, issued and outstanding                           15,000         15,000
  Additional paid-in capital                                  1,898,232      1,894,983
  Accumulated other comprehensive loss, net of tax              (52,411)       (13,597)
  Retained earnings                                             586,967        471,045
                                                          --------------------------------
Total stockholder's equity                                    2,447,788     $2,367,431
                                                          --------------------------------
Total liabilities and stockholder's equity                $   4,677,020     $3,708,105
                                                          ================================

See accompanying notes to unaudited interim financial statements.


              Financial Guaranty Insurance Company and Subsidiaries

                              Statements of Income
                                   (Unaudited)

                             (Dollars in thousands)

                                                        THREE MONTHS ENDED          SIX MONTHS ENDED
                                                             JUNE 30                     JUNE 30
                                                        2006          2005          2006          2005
                                                 --------------------------------------------------------
Revenues:
  Gross premiums written                           $  163,260   $   131,335    $   252,541   $   215,739
  Ceded premiums written                               (28,887)     (18,030)       (35,310)      (19,825)
                                                 --------------------------------------------------------
  Net premiums written                                 134,373      113,305        217,231       195,914
  Increase in net unearned premiums                    (62,528)     (51,398)       (85,922)      (81,374)
                                                 --------------------------------------------------------
  Net premiums earned                                   71,845       61,907        131,309       114,540
  Net investment income                                 34,038       28,389         66,357        55,829
  Net realized (losses) gains                              (11)           -            (11)          118
  Net realized and unrealized losses on credit
  derivative contracts                                    (543)           -           (771)            -
  Other income                                             506           90          1,042           516
                                                 --------------------------------------------------------
Total revenues                                         105,835       90,386        197,926       171,003
                                                 --------------------------------------------------------
Expenses:
  Losses and loss adjustment expenses                     (265)      (3,066)        (2,198)       (5,677)
  Underwriting expenses                                 22,780       17,179         46,897        37,644
  Policy acquisition costs deferred                     (8,994)      (6,956)       (21,507)      (17,627)
  Amortization of deferred policy acquisition
  costs                                                  2,364        1,852          5,556         4,001
  Other operating expenses                                (782)           -            873             -
                                                 --------------------------------------------------------
Total expenses                                          15,103        9,009         29,621        18,341
                                                 --------------------------------------------------------
Income before income taxes                              90,732       81,377        168,305       152,662
Income tax expense                                      23,521       21,385         42,383        39,364
                                                 --------------------------------------------------------
Net income                                         $    67,211  $    59,992    $   125,922   $   113,298
                                                 ========================================================


See accompanying notes to unaudited interim financial statements.


              Financial Guaranty Insurance Company and Subsidiaries

                            Statements of Cash Flows
                                   (Unaudited)
                             (Dollars in thousands)
                                                                SIX MONTHS ENDED
                                                                    JUNE 30,
                                                              2006           2005
                                                         -------------------------------
OPERATING ACTIVITIES
Net income                                                  $  125,922     $  113,298
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Amortization of deferred policy acquisition costs            5,556          4,001
    Policy acquisition costs deferred                          (21,507)       (17,627)
    Depreciation of property and equipment                         566            295
    Amortization of fixed maturity securities                   16,570         14,480
    Amortization of short-term investments                          57
    Net realized gains (losses) on investments                      11           (118)
    Amortization of stock compensation expense                   3,249              -
    Change in accrued investment income, prepaid
      expenses and other assets                                (13,338)        (4,505)
    Change in net realized and unrealized losses on
      credit derivative contracts                                2,614              -
    Change in reinsurance receivable                               983            441
    Change in prepaid reinsurance premiums                     (16,214)        (8,246)
    Change in unearned premiums                                102,138         89,615
    Change in losses and loss adjustment expenses               (6,512)        (6,730)
    Change in receivable from/payable to related parties         7,233            707
    Change in ceded reinsurance balances payable and
      accounts payable and accrued expenses and other
      liabilities                                                9,753         (3,869)
    Change in current federal income taxes receivable            2,158              -
    Change in current federal income taxes payable              15,528          9,109
    Change in deferred federal income taxes                      9,202          7,810
                                                         -------------------------------
Net cash provided by operating activities                      243,969        206,399
                                                         -------------------------------
INVESTING ACTIVITIES
Sales and maturities of fixed maturity securities               81,391        157,125
Purchases of fixed maturity securities                        (291,370)      (287,174)
Purchases, sales and maturities of short-term
  investments, net                                              (8,577)       (67,670)
Receivable for securities sold                                  (1,023)       (34,265)
Payable for securities purchased                                20,381         11,449
Purchases of fixed assets                                         (142)          (423)
                                                         -------------------------------
Net cash used in investing activities                         (199,340)      (220,958)
                                                         -------------------------------
FINANCING ACTIVITIES
Capital contribution                                                 -          8,049
                                                         -------------------------------
Net cash provided by financing activities                            -          8,049
                                                         -------------------------------

Effect of exchange rate changes on cash                            (76)           656
                                                         -------------------------------

Net increase (decrease) in cash and cash equivalents            44,553         (5,854)
Cash and cash equivalents at beginning of period                45,077         69,292
                                                         -------------------------------
Cash and cash equivalents at end of period                  $   89,630     $   63,438
                                                         ===============================

See accompanying notes to unaudited interim financial statements.

              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)


1. BUSINESS AND ORGANIZATION

Financial Guaranty Insurance Company (the "Company") is a wholly owned subsidiary of FGIC Corporation ("FGIC Corp."). The Company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. The Company's financial strength is rated "Aaa" by Moody's Investors Service, Inc., "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and "AAA" by Fitch Ratings, Inc. The Company is licensed to engage in writing financial guaranty insurance in all 50 states, the StateDistrict of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom. In addition, a United Kingdom subsidiary of the Company is authorized to write financial guaranty business in the United Kingdom and has passport rights to write business in other European Union member countries.

2. BASIS OF PRESENTATION

The consolidated financial statements include the accounts of the Company and the accounts of all other entities in which the Company has a controlling financial interest. All significant intercompany balances have been eliminated.

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. Operating results for the three- and six-month periods ended June 30, 2006 are not necessarily indicative of results that may be expected for the year ending December 31, 2006. These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2005, including accompanying notes.

Certain 2005 amounts have been reclassified to conform to the 2006 presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

             Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)


3. REVIEW OF FINANCIAL GUARANTY INDUSTRY ACCOUNTING PRACTICES

The Financial Accounting Standards Board ("FASB") staff is considering whether additional accounting guidance is necessary to address loss reserving and certain other practices in the financial guaranty industry. Statement of Financial Accounting Standards ("SFAS") No. 60, Accounting and Reporting by Insurance Enterprises, was developed prior to the emergence of the financial guaranty industry. As it does not specifically address financial guaranty contracts, there has been diversity in the accounting for these contracts. In 2005, the FASB added a project to consider accounting by providers of financial guaranty insurance. The objective of the project is to develop an accounting model for financial guaranty contracts issued by insurance companies that are not accounted for as derivative contracts under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. The goal of this project is to develop a single model for all industry participants to apply.

The FASB is expected to issue proposed and final pronouncements on this matter in 2006. When the FASB issues a final pronouncement, the Company, along with other companies in the financial guaranty industry, may be required to change certain aspects of accounting for loss reserves, premium income and deferred acquisition costs. It is not possible to predict the impact the FASB's review may have on the Company's accounting practices.

4. PREMIUM REFUNDINGS

When an obligation insured by the Company is refunded prior to the end of the expected policy coverage period, any remaining unearned premium is recognized. A refunding occurs when an insured obligation is called or legally defeased prior to the stated maturity. Premiums earned for the three months ended June 30, 2006 and 2005 include $15,455 and $20,417, respectively, and $22,766 and $35,956 for the six months ended June 30, 2006 and 2005, respectively, related to the accelerated recognition of unearned premiums in connection with refundings.

5. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES

Loss reserves and loss adjustment expenses are regularly reviewed and updated based on claim payments and the results of ongoing surveillance. The Company's insured portfolio surveillance is designed to identify impaired obligations and thereby provide a materially complete recognition of losses for each accounting period. The reserves are necessarily based upon estimates and subjective judgments about the outcome of future events, and actual results will likely differ from these estimates. At June 30, 2006, the Company had case reserves of $28,316, credit watchlist reserves of $18,637 and an unallocated loss adjustment expense reserve of $1,347.

             Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)


5. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES (CONTINUED)

At December 31, 2005, the Company had case reserves of $31,981, credit watchlist reserves of $21,484 and a loss adjustment expense reserve of $1,347.

Case reserves and credit watchlist reserves at June 30, 2006 included $5,307 and $12,801, respectively, of estimated losses related to obligations impacted by Hurricane Katrina. Case reserves and credit watchlist reserves at December 31, 2005 included $8,511 and $13,322, respectively, of estimated losses related to obligations impacted by Hurricane Katrina. Given the unprecedented nature of the events and magnitude of damage in the affected areas related to Hurricane Katrina, the loss reserves were necessarily based upon estimates and subjective judgments about the outcomes of future events, including without limitation the amount and timing of any future federal and state aid. The loss reserves will likely be adjusted as additional information becomes available, and such adjustments may have a material impact on future results of operations. However, the Company believes that the losses ultimately incurred as result of Hurricane Katrina will not have a material impact on the Company's consolidated financial position.

6. INCOME TAXES

The Company's effective federal corporate tax rates of 25.7% and 26.0% for the three months ended June 30, 2006 and 2005, respectively, and 25.0% and 25.5% for the six months ended June 30, 2006 and 2005, respectively, are less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

7. REINSURANCE

Net premiums earned are shown net of ceded premiums earned of $6,484 and $5,465 for the three months ended June 30, 2006 and 2005, respectively, and $11,352 and $11,638 for the six months ended June 30, 2006 and 2005, respectively.

8. VARIABLE INTEREST ENTITIES

Financial Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46-R"), provides accounting and disclosure rules for determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN 46-R, and is called a variable interest entity ("VIE"), if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support or
(ii) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the majority of expected losses or receive the majority of expected residual returns of the entity. A VIE is consolidated by its

             Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)


8. VARIABLE INTEREST ENTITIES (CONTINUED)

primary beneficiary, which is the party that has a majority of the VIE's expected losses or a majority of its expected residual returns, or both.
Additionally, FIN 46-R requires disclosures for companies that have either a primary or significant variable interest in a VIE. All other entities not considered VIEs are evaluated for consolidation under SFAS No. 94, Consolidation of all Majority-Owned Subsidiaries.

As part of its structured finance business, the Company insures debt obligations or certificates issued by special purpose entities. During the first quarter of 2006, the Company consolidated a third party VIE as a result of financial guarantees provided by the Company on one transaction related to the securitization of life insurance reserves. This third party VIE had assets of $750,000 and an equal amount of liabilities at June 30, 2006, which are shown under "Assets - Variable interest entity fixed maturity securities, held to maturity at amortized cost" and "Liabilities - Variable interest entity floating rate notes," respectively, on the Company's consolidated balance sheet at June 30, 2006. In addition, accrued investment income includes $913 related to the variable interest entity fixed income maturity securities and the corresponding liability is shown under "Accrued investment expense-variable interest entity" on the Company's consolidated balance sheet at June 30, 2006. Although the third party VIE is included in the consolidated financial statements, its creditors do not have recourse to the general assets of the Company outside of the financial guaranty policy provided to the VIE. The Company has evaluated its other structured finance transactions and does not believe any of the third party entities involved in these transactions requires consolidation or disclosure under FIN 46-R.

FGIC has arranged the issuance of contingent preferred trust securities by a group of special purpose trusts. Each Trust is solely responsible for its obligations, and has been established for the purpose of entering into a put agreement with FGIC that obligates the Trusts, at FGIC's discretion, to purchase Perpetual Preferred Stock of FGIC. The purpose of this arrangement is to provide capital support to FGIC by allowing it to obtain immediate access to new capital at its sole discretion at any time through the exercise of the put options. These trusts are considered VIEs under FIN 46-R. However, the Company is not considered a primary beneficiary and therefore is not required to consolidate the trusts.

9. DERIVATIVE INSTRUMENTS

The Company provides credit default swaps ("CDSs") to certain buyers of credit protection by entering into contracts that reference collateralized debt obligations from cash and synthetic structures backed by pools of corporate, consumer or structured finance debt. It also offers credit protection on public finance and structured finance obligations in CDS form. The Company

             Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)


9. DERIVATIVE INSTRUMENTS (CONTINUED)

considers these agreements to be a normal extension of its financial guaranty insurance business, although they are considered derivatives for accounting purposes. These agreements are recorded at fair value. The Company believes that the most meaningful presentation of the financial statement impact of these derivatives is to reflect premiums as installments are received, and to record losses and loss adjustment expenses and changes in fair value as incurred. The Company recorded net earned premium under these agreements of $3,695 and $7,930 for the three and six months ended June 30, 2006, respectively. No premium was recorded for these contracts for the three and six months ended June 30, 2005.

The gains or losses recognized by recording these contracts at fair value are determined each quarter based on quoted market prices, if available. If quoted market prices are not available, the determination of fair value is based on internally developed estimates. For the three and six months ended June 30, 2006, net realized and unrealized losses on credit derivative contracts in the consolidated statements of income includes unrealized losses of ($1,840) and ($2,614), respectively, related to changes in fair value. Net realized and unrealized losses gains on credit derivative contracts in the consolidated statements of income also includes realized gains of $1,297 and $1,843 for the three and six months ended June 30, 2006, respectively. No market-to-market activity was recorded for the three and six months ended June 30, 2005.

The mark-to-market gain and (loss) on the CDS portfolio was $0 and ($2,781) at June 30, 2006 and $545 and ($712) at December 31, 2005 and is recorded in other assets and in other liabilities, respectively.

10. STOCK COMPENSATION PLAN

Employees of the Company may receive stock-based compensation under a FGIC Corp. stock incentive plan that provides for stock-based compensation, including stock options, restricted stock awards and restricted stock units of FGIC Corp. Stock options are granted for a fixed number of shares with an exercise price equal to or greater than the fair value of the shares at the date of the grant. Restricted stock awards and restricted stock units are valued at the fair value of the stock on the grant date. Prior to January 1, 2006, FGIC Corp. and the Company accounted for those plans under the recognition and measurement provisions of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations, as permitted by SFAS No. 123, Accounting for Stock-Based Compensation. No stock-based employee compensation cost related to stock options was allocated to the Company by FGIC Corp. for the six-month period ended June 30, 2005, as all options granted through that date had an exercise price equal to the market value of the underlying common stock on the date of grant. For grants of restricted stock and restricted stock units to the employees of the Company, unearned compensation, equivalent to the fair value of the shares at the date of grant, is allocated to the Company.

             Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)


10. STOCK COMPENSATION PLAN (CONTINUED)

Effective January 1, 2006, FGIC Corp. and the Company adopted the fair value recognition provisions of SFAS No. 123(R), Share-Based Payment, using the modified-prospective-transition method. Under that method, compensation cost allocated to the Company for the three- and six-month periods ended June 30, 2006 included compensation cost for all share-based payments granted prior to, but not yet vested as of, January 1, 2006, based on the grant date fair value estimated in accordance with SFAS No. 123(R). FGIC Corp. and the Company estimated the fair value for all stock options at the date of grant using the Black-Scholes-Merton option pricing model. Results for prior periods have not been restated.

As a result of adopting SFAS No. 123(R) effective January 1, 2006, the Company's income before income taxes and net income for the three- and six-month periods ended June 30, 2006 was impacted as follows:


                                           THREE MONTHS      SIX MONTHS
                                              ENDED             ENDED
                                          JUNE 30, 2006     JUNE 30, 2006

Income before income taxes                 $  (1,583)       $  (2,891)

   Income tax benefit                            554            1,012
                                         --------------------------------
Net income                                 $  (1,029)       $   1,879
                                         ================================


The following table illustrates the effect on net income if the Company had applied the fair value recognition provisions of SFAS No. 123(R) to stock options granted during the three- and six-month periods ended June 30, 2005. For purposes of this pro forma disclosure, the value of the stock options is amortized to expense over the stock options' vesting periods.


                                             THREE MONTHS     SIX MONTHS
                                                ENDED           ENDED
                                            JUNE 30, 2005    JUNE 30, 2005

Net income, as reported                      $   56,097       $  105,482

   Stock option compensation expense
   determined under fair value-based
   method, net of related tax effects              (576)         (1,029)
                                           ------------------------------
Pro forma  net income                        $   55,521       $  104,483
                                           ===============================

             Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)


10. STOCK COMPENSATION PLAN (CONTINUED)

A summary of option activity for the three- and six-month periods ended June 30, 2006 is as follows:


                                               NUMBER OF        WEIGHTED
                                                 SHARES          AVERAGE
                                               SUBJECT TO    EXERCISE PRICE
                                                OPTIONS         PER SHARE
                                           --------------- ----------------
        Balance at December 31, 2005:             139,422      $    804
           Granted                                 38,113           850
           Exercised                                    -             -
           Forfeited                               (1,274)          753
           Expired                                      -             -
                                           --------------- ----------------
        Balance at March 31, 2006:                176,261           805
           Granted                                      -             -
           Exercised                                    -             -
           Forfeited                               (4,224)          783
           Expired                                      -             -
                                           --------------- ----------------
        Balance at June 30, 2006:                 172,037           805
                                           =============== ================
        Shares subject to options
           exercisable at:
        June 30,  2006                             46,923           812
        December 31, 2005                          42,630           840

Exercise prices for the stock options outstanding at June 30, 2006 range from $600 to $1,080 per share. The weighted average remaining contractual life of the outstanding options is approximately seven years. Stock options granted from January 1, 2006 through June 30, 2006 vest ratably over four years and expire seven from the date of grant. All stock options granted prior to December 31, 2005 vest ratably over five years and expire ten years from the date of grant.

The weighted per share fair value of the stock options granted during the six months ended June 30, 2006 and 2005 was $238.00 and $211.94, respectively, estimated at the date of grant, using the Black-Scholes-Merton option valuation model based on the following assumptions:


                                       SIX MONTHS      SIX MONTHS
                                          ENDED           ENDED
                                      JUNE 30, 2006   JUNE 30, 2005
                                     --------------- ---------------

           Expected life                 4 YEARS         5 Years
           Risk-free interest rate         4.46%          3.691%
           Volatility factor               25.0%           25.0%
           Dividend yield                      -               -

              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)


10. STOCK COMPENSATION PLAN (CONTINUED)

The total fair value of stock options granted during the six months ended June 30, 2006 and 2005 was approximately $9,071 and $5,753, respectively.

As of June 30, 2006, there was $8,837 of total unrecognized compensation costs related to unvested stock options granted. These costs are expected to be recognized over a weighted average period of 3.8 years.

Restricted Stock Units

The Company recorded $230 and $15 in compensation expense related to the grant of restricted stock units for the three-month periods ended June 30, 2006 and 2005, respectively, and $400 and $45 for the six-month periods ended June 30, 2006 and 2005, respectively.

A summary of restricted stock units for the three- and six-month period is as follows:

                                                                WEIGHTED
                                                              AVERAGE GRANT
                                                                DATE FAIR
                                                SHARES            VALUE
                                             --------------  --------------
        Balance at December 31, 2005:             237          $     617
           Granted                              3,275                850
           Delivered                            (237)                617
           Forfeited                                -                  -
                                             --------------  --------------
        Balance at March 31, 2006:              3,275                850
           Granted                                  -                  -
           Delivered                                -                  -
           Forfeited                             (213)               850
                                             --------------  --------------
        Balance at June 30, 2006:                3,062               850
                                             ==============  ==============

As of June 30, 2006 there was $2,087 of total unrecognized compensation costs related to unvested restricted stock awards granted. These costs are expected to be recognized over the seven months ending January 31, 2007.

11. COMPREHENSIVE INCOME

Accumulated other comprehensive loss of the Company consists of net unrealized gains (losses) on investment securities and foreign currency translation adjustments. The components of total comprehensive income (loss) for the three- and six-month periods ended June 30, 2006 and 2005 were as follows:

              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)


                                       THREE MONTHS ENDED
                                             JUNE 30,
                                       2006           2005
                                  --------------- -------------
Net income                           $ 67,211       $ 59,992
Other comprehensive income            (18,661)       (39,203)
                                  --------------- -------------
Total comprehensive income           $ 85,872       $ 99,195
                                  =============== =============


                                        SIX MONTHS ENDED
                                            JUNE 30,
                                       2006           2005
                                  --------------- -------------
Net income                           $125,922       $113,298
Other comprehensive loss              (38,814)        (6,981)
                                  --------------- -------------
Total comprehensive income           $164,736       $120,279
                                  =============== =============

The components of other comprehensive loss for the three- and six-month periods ended June 30, 2006 and 2005 were as follows:



                                                                       THREE MONTHS ENDED JUNE 30, 2006
                                                                --------------------------------------------
                                                                     BEFORE                       NET OF
                                                                     TAX                           TAX
                                                                     AMOUNT         TAX           AMOUNT
                                                                -------------- ------------- ---------------
Unrealized holding losses arising during the period               $ (33,406)      $  11,694     $  (21,712)
Less reclassification adjustment for losses realized
  in net income                                                          11             (4)              7
                                                                -------------- ------------- ---------------
Unrealized losses on investments                                    (33,395)         11,690        (21,715)
Foreign currency translation adjustment                               4,684          (1,640)         3,044
                                                                -------------- ------------- ---------------
Total other comprehensive loss                                    $ (28,711)      $  10,050     $  (18,661)
                                                                ============== ============= ===============


                                                                       Three months ended June 30, 2005
                                                                --------------------------------------------
                                                                     Before                        Net of
                                                                     Tax                            Tax
                                                                     Amount          Tax           Amount
                                                                ---------------- ------------- -------------
Unrealized holding gains arising during the period                $  64,368       $ (22,528)    $   41,840
Less reclassification adjustment for gains  realized
  in net income                                                           -               -              -
                                                                ---------------- ------------- --------------
Unrealized gains on investments                                      64,368         (22,528)        41,840
Foreign currency translation adjustment                              (4,056)          1,419         (2,637)
                                                                ---------------- ------------- --------------
Total other comprehensive income                                  $  60,312       $ (21,109)    $   39,203
                                                                ================ ============= ==============

              Financial Guaranty Insurance Company and Subsidiaries

                          Notes to Financial Statements
                             (Unaudited) (continued)

                             (Dollars in thousands)


                                                                        SIX MONTHS ENDED JUNE 30, 2006
                                                                --------------------------------------------
                                                                    BEFORE                        NET OF
                                                                     TAX                           TAX
                                                                    AMOUNT          TAX           AMOUNT
                                                                -------------- ------------- ---------------
Unrealized holding losses arising during  the period              $  (64,903)     $  22,716     $  (42,187)
Less reclassification adjustment for losses realized
  in net income                                                           11             (4)             7
                                                                -------------- ------------- ---------------
Unrealized losses on investments                                     (64,892)        22,712        (42,180)
Foreign currency translation adjustment                                5,178         (1,812)         3,366
                                                                -------------- ------------- ---------------
Total other comprehensive loss                                    $  (59,714)        20,900     $  (38,814)
                                                                ============== ============= ===============


                                                                        Six months ended June 30, 2005
                                                                --------------- -------------- --------------
                                                                     Before                         Net of
                                                                      Tax                            Tax
                                                                     Amount           Tax           Amount
                                                                --------------- -------------- --------------
Unrealized holding gains arising during the period                   $15,832      $  (5,540)     $  10,292
Less reclassification adjustment for gains realized
  in net income                                                         (118)            41            (77)
                                                                --------------- -------------- --------------
Unrealized gains on investments                                       15,714         (5,499)        10,215
Foreign currency translation adjustment                               (4,974)         1,740         (3,234)
                                                                --------------- -------------- --------------
Total other comprehensive income                                  $   10,740      $  (3,759)     $   6,981
                                                                =============== ============== ==============


12.  DIVIDEND

During the six-month period ended June 30, 2006, the Company declared a dividend on its common stock in the aggregate amount of $10,000. The dividend was paid on July 5, 2006 to FGIC Corp., the Company's sole stockholder. The dividend was permissible under and computed in accordance with New York State law. During the six-month period ended June 30, 2005, the Company did not declare or pay any dividends.